                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.

Robert R. Fortune
Chairman and President                                          February 4, 1997

Dear Shareholder:

     I am pleased to enclose the Annual Report of Independence Square Income Securities, Inc. for the year 1996.

     A combination of increased interest income and reduced expenses enabled the Fund to earn $1.40 per share from net investment income in 1996, compared to $1.38 per share earned in 1995.

     Dividends declared in 1996 amounted to $1.38 per share, the same amount per share declared in 1995. The dividends declared and considered taxable in 1996 include the dividend of $.115 per share received by you in January 1997.

     The current annual dividend rate of $1.38 represents a return of 8.5% on the Fund's year-end closing asked price of $16.25 per share. The accompanying Investment Adviser's Report provides a comparison of our Fund's performance to key indices and other closed-end bond funds on a total return basis.

                                              Yours sincerely,

                                          /s/ Robert R. Fortune
                                              -------------------------
                                              Robert R. Fortune

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                          INVESTMENT ADVISER'S REPORT

    Total returns (investment income plus or minus the change in market value) on fixed income securities for 1996 of 2.90% contrasted sharply to 1995's total returns of 19.24%, as measured by the Lehman Government Corporate Index. The first and second halves of 1996 provided fixed income total returns that were studies in contrast. The first half provided returns of -1.88% due to unexpected strength in the job market, raising inflation fears and interest rates which reduced market values. The second half's returns were 4.88% as the anticipation that the strength in employment would lead to inflation never materialized and market values had a mild recovery. For the year, yields across the curve rose, with the middle of the curve experiencing the largest rise in rates as shown in the table below:

                                                                                 12/31/95     12/31/96     CHANGE
                                                                                 --------     --------     ------
 2-year Treasury Notes.........................................................    5.15%        5.87%      0.72%
 5-year Treasury Notes.........................................................    5.37%        6.21%      0.84%
10-year Treasury Notes.........................................................    5.57%        6.42%      0.85%
30-year Treasury Bonds.........................................................    5.95%        6.64%      0.69%

    During the first half of the year, long maturity callable debt was purchased to help maintain the Fund's dividend rate. When the market rallied later in 1996, underperformance of these securities contributed to the Fund's total return being less than the Lehman Government/Corporate Index and the Lipper Investment Grade Closed-End Bond Fund Average by 0.09% and 1.57%, respectively. Investment returns are shown in the table below:

                                                                                       TOTAL RETURNS
                                                                              PERIODS ENDED DECEMBER 31, 1996
                                                                          ----------------------------------------
                                                                                            12          ANNUALIZED
                                                                          QUARTER         MONTHS          2 YRS.
                                                                          --------       --------       ----------
Independence Square Income Securities, Inc.*............................    3.63%          2.81%          12.09%
Lehman Brothers Gov't/Corp. Bond Index..................................    3.06%          2.90%          10.77%
Lipper Investment Grade Closed-End Bond Funds (Avg.)....................    3.73%          4.38%          12.21%
Lipper Investment Grade Closed-End Bond Funds:
  -- I.S.I.S. Rank/No. of Funds.........................................     8/16          13/16            7/16
  -- I.S.I.S. Percentile Rank...........................................      50%            81%             44%

---------------

* The cumulative total returns are based on the net asset values on the first and last day of the periods presented and assume (i) no payment of any sales load or commissions and (ii) reinvestment of dividends and distributions at the net asset value next determined after each ex-dividend date in the period.

    We continue to expect the 1996 GDP growth rate to be approximately 2.5% based upon the strength of the economy in the first half and the expected slow down in the fourth quarter. We are maintaining our expectation of inflation at slightly below 3.0% with long term interest rates in a range of 6.5% to 7.5%.

                                        PNC INSTITUTIONAL MANAGEMENT CORPORATION
January 31, 1997

                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996

PRINCIPAL
  AMOUNT                                                                                    COST            VALUE
----------                                                                               -----------     -----------
                              BONDS AND OTHER DEBT OBLIGATIONS  100.0%
$1,000,000   Ahmanson (H.F.) & Co., 9.875%, 11/15/1999.................................  $   995,465     $ 1,080,000
 1,000,000   Appalachian Power Co., 8.5%, 12/01/2022...................................    1,059,020       1,045,000
 1,000,000   Arizona Public Service Co., 10.25%, 5/15/2020.............................    1,000,000       1,138,750
   500,000   Arizona Public Service Co., 9.50%, 4/15/2021..............................      490,265         550,625
   500,000   BankAmerica Corp., 9.50%, 4/01/2001.......................................      497,265         551,250
   145,000   Boeing Co., 7.25%, 6/15/2025..............................................      146,073         143,731
 1,000,000   Chase Manhattan Corp. Sub Notes, 10.00%, 6/15/1999........................    1,117,080       1,081,250
 1,000,000   Chrysler Corp., 10.95%, 8/01/2017.........................................      997,500       1,075,000
 1,000,000   Citicorp Capital Sub Notes, 9.75%, 8/01/1999..............................      983,110       1,078,750
 1,000,000   Cleveland Electric Co., 10.00%, 6/01/2020.................................      988,250       1,045,000
 1,000,000   Comerica Bank, 8.375%, 7/15/2024..........................................      983,750       1,078,750
   300,000   Comerica Co., 9.75%, 5/01/1999............................................      288,840         321,000
 1,000,000   Commonwealth Edison Co., 9.50%, 5/01/2016.................................      987,500       1,048,750
   500,000   Commonwealth Edison Co., 8.625%, 2/01/2022................................      537,500         518,125
 1,000,000   Delta Airlines, 9.25%, 03/15/2022.........................................    1,141,490       1,133,750
   500,000   Federal Express, 9.625%, 10/15/2019.......................................      551,345         542,500
   500,000   First Chicago Corp., 8.875%, 3/15/2002....................................      503,660         548,125
   500,000   First Interstate Bancorp., 12.75%,5/01/1997...............................      518,605         510,735
 1,000,000   First Interstate Bancorp., 9.00%, 11/15/2004..............................    1,000,000       1,047,500
   500,000   First Union Corp., 8.00%, 8/15/2009.......................................      498,965         531,250
 1,000,000   Ford Motor Credit Co., 9.14%, 12/30/2014..................................      997,660       1,108,750
   500,000   Great Western Financial Senior Notes, 8.60%, 2/01/2002....................      494,710         540,625
   300,000   GTE California, 8.07%, 04/15/2024.........................................      322,233         306,375
 1,000,000   Gulf State Utilities, 8.70%,4/01/2024.....................................    1,057,420       1,030,000
   500,000   Harris Bancorp., 9.375%, 6/01/2001........................................      493,285         551,250
 1,000,000   Jersey Central Power & Light, 8.45%,03/24/2025............................    1,026,150       1,045,000
   500,000   New England Power Co., 8.00%, 8/01/2022...................................      494,350         505,000
   800,000   New York State Electric & Gas Corp., 9.875%, 5/01/2020....................      793,000         900,000
 1,000,000   OPC Scherer Funding Corp. Serial Facility Bond, 9.70%, 6/30/2011..........    1,000,000       1,051,250
    10,746   Participation in Asset Exchange...........................................       10,746          10,608
   500,000   Penney (J.C.) Co., Inc. 8.25%, 8/15/2022..................................      497,445         507,500
   500,000   PECO Energy Co., 8.75%, 4/01/2022.........................................      500,510         530,625
 1,000,000   PECO Energy Co., 8.625%, 6/01/2022........................................      983,840       1,056,250

                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1996

PRINCIPAL
  AMOUNT                                                                                    COST            VALUE
----------                                                                               -----------     -----------
 1,000,000   Quebec-Hydro, 10.70%, 10/15/2007..........................................    1,081,500       1,032,500
   500,000   Quebec-Hydro, 8.40%, 1/15/2022............................................      508,395         547,500
 1,000,000   TCI Communications, Inc., 8.75%, 02/15/2023...............................      957,060         950,000
 1,000,000   Texas Utilities Co., 8.875%, 2/01/2022....................................    1,029,240       1,075,000
   500,000   Texas Utilities Co., 8.75%, 11/01/2023....................................      546,545         533,125
   500,000   Time Warner, Inc., 9.15%, 02/01/2023......................................      527,845         541,875
 1,000,000   Time Warner Entertainment, Inc., 8.375%, 07/15/2033.......................      990,210       1,006,250
 1,000,000   Virginia Electric & Power Corp. Series B, 8.625%, 10/01/2024..............    1,014,120       1,062,500
                                                                                         -----------     -----------
             TOTAL INVESTMENTS.........................................................  $30,611,947*    $31,961,824
                                                                                         ===========     ===========

---------------

* Aggregate cost for federal income tax purposes at December 31, 1996 was $30,611,947. The aggregate gross unrealized appreciation for all securities is as follows: excess of value over tax cost $1,558,795; excess of tax cost over value ($208,918).

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

ASSETS
  Investments, at value (cost -- $30,611,947).................................   $31,961,824
  Cash........................................................................       235,326
  Accrued interest receivable.................................................       637,067
  Prepaid expenses............................................................            50
                                                                                 -----------
                                                                                  32,834,267
                                                                                 -----------
LIABILITIES
  Dividend payable............................................................       209,359
  Accrued expenses............................................................       130,212
                                                                                 -----------
                                                                                     339,571
                                                                                 -----------
NET ASSETS applicable to 1,820,511 capital shares outstanding, $0.10 par value
  (authorized 10,000,000 shares)..............................................   $32,494,696
                                                                                 -----------
NET ASSET VALUE PER SHARE ($32,494,696/1,820,511 shares)......................   $     17.85
                                                                                 ===========

                See accompanying notes to financial statements.

                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
Interest income.......................  $ 2,771,827
                                         ----------
Expenses
  Fees:
    Investment adviser................      120,865
    Directors and officers............       27,637
    Custodian.........................       17,684
    Transfer agent....................        4,666
    Legal and Audit...................       29,421
  Taxes (other than income)...........        4,001
  Printing............................       12,200
  Insurance...........................        1,666
  Miscellaneous.......................        3,334
                                         ----------
         Total expenses...............      221,474
                                         ----------
Net investment income.................  $ 2,550,353
                                         ==========
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain from security
  transactions (excluding short-term
  securities):
  Proceeds from sales.................  $10,441,598
  Cost of securities sold.............   10,014,121
                                         ----------
  Net realized gain...................      427,477
                                         ----------
Unrealized appreciation (depreciation)
  of investments:
  Beginning of year...................    3,483,815
  End of year.........................    1,349,878
                                         ----------
  Decrease in unrealized
    appreciation......................   (2,133,937)
                                         ----------
  Net realized and unrealized loss on
    investments.......................   (1,706,460)
                                         ----------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS...................  $   843,893
                                         ==========

                       STATEMENT OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31

                                                                               1996           1995
                                                                            -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income.................................................. $ 2,550,353    $ 2,502,797
    Net realized gain (loss) from security transactions....................     427,477         (4,025)
    Increase (decrease) in unrealized appreciation of investments..........  (2,133,937)     3,997,947
                                                                            -----------    -----------
      Net increase in net assets resulting from operations.................     843,893      6,496,719
  Dividends to shareholders from net investment income ($1.38 in 1996 and
    $1.38 in 1995).........................................................  (2,512,305)    (2,512,305)
                                                                            -----------    -----------
      Total increase (decrease) in net assets..............................  (1,668,412)     3,984,414
NET ASSETS
  Beginning of year........................................................  34,163,108     30,178,694
                                                                            -----------    -----------
  End of year (including undistributed net investment income of $102,764 in
    1996 and $64,716 in 1995).............................................. $32,494,696    $34,163,108
                                                                            ===========    ===========

                See accompanying notes to financial statements.

                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.
                              FINANCIAL HIGHLIGHTS
           (FOR A SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH YEAR)

                                                           YEAR ENDED DECEMBER 31
                                               -----------------------------------------------
                                                1996      1995      1994      1993      1992
                                               -------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Year...........  $ 18.77   $ 16.58   $ 18.57   $ 17.76   $ 17.32
                                               -------   -------   -------   -------   -------
  Net Investment Income......................     1.40      1.38      1.38      1.41      1.46
  Net Gains (Losses) on Securities
     (realized and unrealized)...............    (0.94)     2.19     (1.99)     0.82      0.42
                                               -------   -------   -------   -------   -------
       Total From Investment
          Operations.........................     0.46      3.57     (0.61)     2.23      1.88
                                               -------   -------   -------   -------   -------
LESS DISTRIBUTIONS
  Dividends (from net investment income).....    (1.38)    (1.38)    (1.38)    (1.42)    (1.44)
                                               -------   -------   -------   -------   -------
Net Asset Value, End of Year.................  $ 17.85   $ 18.77   $ 16.58   $ 18.57   $ 17.76
                                               ========  ========  ========  ========  ========
Per Share Market Value, End of Year..........  $ 16.25   $ 17.25   $ 15.25   $ 17.25   $17.125
                                               ========  ========  ========  ========  ========
Total Investment Return, based on market
  value(1)...................................    3.72%    22.71%     (4.0%)     9.0%      7.0%
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (in 000's).........  $32,495   $34,163   $30,179   $33,808   $32,324
  Ratio of Expenses to Average Net Assets....    0.68%     0.76%     0.85%     0.81%     0.85%
  Ratio of Net Investment Income to..........
     Average Net Assets......................    7.80%     7.64%     7.88%     7.61%     8.27%
  Portfolio Turnover Rate....................      33%       22%       28%       32%       18%

------------------

(1) See Note G.

                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

A. Independence Square Income Securities, Inc. ("the Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. Significant accounting policies are as follows: Investments are carried at value in the accompanying financial statements (See Note D). Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Premiums and discounts on bonds held for investment are not amortized for financial reporting or federal income tax purposes inasmuch as the Fund does not generally intend to hold such securities until maturity. For federal income tax purposes, discounts on original issue bonds are amortized over the life of the issue. No provision is made for federal taxes as it is the Fund's policy to continue to qualify as a regulated investment company and to make the requisite distribution of taxable income to its shareholders which will relieve it from all or substantially all federal income and excise taxes. Dividends payable are recorded on the dividend record date. Interest income is recorded on an accrual basis.

    The preparation of financial statements in conformity with generally accepted principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

B. Under Agreements among the Fund, PNC Bank, National Association (PNC Bank), and PNC Institutional Management Corporation (PIMC), an indirect wholly owned subsidiary of PNC Bank, PIMC manages the Fund's portfolio and serves as its administrative agent. The Fund pays PIMC, as investment adviser, a quarterly fee of .05% (annually .20%) of the Fund's average net assets and .5% (annually 2%) of the Fund's gross income for such quarter.

    PIMC has agreed to reimburse the Fund to the extent that the aggregate expenses borne by the Fund in any fiscal year, exclusive of brokerage commissions, interest and taxes, exceed 1 1/2% of average net assets up to $30,000,000 and 1% of any excess. No such fee reimbursement was necessary during the period ended December 31, 1996.

C. Purchases and sales of investment securities other than short term obligations for the period ended December 31, 1996 were $10,429,250 and $10,014,121, respectively.

D. Values for securities listed on a national securities exchange are based on the latest quoted sale prices on December 31, 1996. Securities not so listed or not traded on that date are valued at their most recent quoted bid prices or at prices determined by investment bankers or brokers. Short-term obligations are valued at amortized cost which approximates market.

E. At December 31, 1996, a capital loss carryover of $19,962 was available to offset possible future realized capital gains. The carryover expires as follows: $15,937 in 2002 and $4,025 in 2003.

F. At December 31, 1996, net assets consisted of:

            Paid-in capital..............................................................   $31,062,016
            Undistributed net investment income..........................................       102,764
            Accumulated net realized loss on investments.................................       (19,962)
            Net unrealized appreciation of investments...................................     1,349,878
                                                                                            -----------
            Total........................................................................   $32,494,696
                                                                                            ===========

G. The "Total Investment Return" is based on a purchase (or sale) at the market price on the first (or last) day of the period assuming (i) no payment of any sales load or commissions and (ii) reinvestment of dividends and distributions at prices obtained by the Fund's dividend reinvestment plan.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Directors of
Independence Square Income Securities, Inc.:

     We have audited the accompanying statement of assets and liabilities of Independence Square Income Securities, Inc. (the "Fund"), including the schedule of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Independence Square Income Securities, Inc. as of December 31 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
January 24, 1997

                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.

                 SUMMARY OF THE FUND'S DIVIDEND INVESTMENT PLAN

     The Company has an Automatic Dividend Investment Plan which permits participating shareholders to receive income dividends and capital gain distributions ("Distributions") in additional shares of the Company's Common Stock. A shareholder may elect to participate in the Plan by completing an Authorization Form. Under the Plan, the number of shares allocated to a shareholder's account in the Plan is determined generally as follows: (i) if the net asset value ("NAV") per share on the Determination Date is higher than the market value per share, shares are purchased on the open market and allocated to each Participant based on the average cost per share, including brokerage commissions; and (ii) if the NAV per share on the Determination Date is equal to or lower than the market price, shares are issued by the Company based on NAV on the Payment Date, subject to certain adjustments. Shareholders will receive confirmations of Distribution transactions. Distributions of dividend income and capital gain are treated as being realized for tax purposes, even though received in additional shares of Common Stock rather than cash. The Company presently pays the costs of participating in the Plan other than brokerage commissions, although Participants may be charged for extra services requested by them in connection with the Plan. The Plan may be modified at any time by the Company upon 30-days' prior notice to shareholders. Participants may terminate participation in the Plan at any time on 15-days' prior notice, and will receive certificates for shares held in their accounts and cash for any fractional share. Additional information about the Automatic Dividend Investment Plan and an Authorization Form may be obtained by writing: Wilmington Trust Company, Rodney Square North, Wilmington, Delaware 19890, Attention: Corporate Trust Department.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------

 INDEPENDENCE SQUARE INCOME SECURITIES, INC.
           One Aldwyn Center
          Villanova, PA 19085
             (610) 964-8882

            BOARD OF DIRECTORS
     ROBERT R. FORTUNE      G. WILLING PEPPER
     R. STEWART RAUCH       DAVID R. WILMERDING, JR.

                OFFICERS
    ROBERT R. FORTUNE, Chairman and President
    ROBERT T. ARNOLD, Executive Vice President
  EDWARD J. ROACH, Vice President and Treasurer
          GARY M. GARDNER, Secretary

           INVESTMENT ADVISER
           PNC INSTITUTIONAL
         MANAGEMENT CORPORATION
          400 Bellevue Parkway
          Wilmington, DE 19809

             TRANSFER AGENT
             PNC BANK, N.A.
             c/o PFPC INC.
             P.O. Box 8950
          Wilmington, DE 19899
             (800) 852-4750
       (302) 791-2748 (Delaware)

--------------------------------------------------------------------------------
                                                                INDEPENDENCE
                                                                      SQUARE
                                                                      INCOME
                                                                 SECURITIES,
                                                                        INC.
                                                               Annual Report
                                                             to Shareholders
                                                           December 31, 1996